Jounce Therapeutics 2018 American Society of Clinical Oncology Annual Meeting

Legal Disclaimer Various statements concerning Jounce’s future expectations, plans and prospects, including without limitation, Jounce’s expectations regarding the timing, progress and results of research and development programs, preclinical studies and clinical trials for Jounce’s product candidates and any future product candidates, the potential benefits of any of these product candidates and the timing or likelihood of regulatory filings may constitute forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these forward looking statements, which often include words such as “anticipate,” “estimate,” “expect,” “goal,” “intend,” “may,” “on track,” “plan,” “position,” “predict,” “target,” “potential” or similar terms, variations of such terms or the negative of those terms. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee such outcomes. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, Jounce’s ability to successfully demonstrate the efficacy and safety of its product candidates and future product candidates, the preclinical and clinical results for its product candidates, which may not support further development and marketing approval, the potential advantages of Jounce’s product candidates, the development plans of its product candidates, actions of regulatory agencies, which may affect the initiation, timing and progress of preclinical studies and clinical trials of its product candidates, Jounce’s anticipated milestones, Jounce’s ability to obtain, maintain and protect its intellectual property, Jounce’s ability to enforce its patents against infringers and defend its patent portfolio against challenges from third parties, the timing, cost or other aspects of a potential commercial launch of Jounce’s product candidates and potential future sales of our current product candidates or any other potential products if any are approved for marketing, competition from others developing products for similar uses, Jounce’s ability to manage operating expenses, Jounce’s ability to maintain its collaboration with Celgene and establish or maintain future collaborations, Jounce’s dependence on third parties for development, manufacture, marketing, sales and distribution of product candidates and unexpected expenditures, as well as those risks more fully discussed in the section entitled “Risk Factors” in Jounce’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission as well as discussions of potential risks, uncertainties, and other important factors in Jounce’s subsequent filings with the Securities and Exchange Commission. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 2 | Jounce Therapeutics © June 2018

Key Takeaways from Phase 1/2 ICONIC Trial • Safe and well tolerated alone and in combination with nivo • Signal of clinical activity in heavily pre-treated patients • Emergence of peripheral blood ICOS high CD4 T cell population – Appears to associate with anti-tumor activity – Support for the mechanism and potential to help guide development • Moving the program forward into new combinations 3 | Jounce Therapeutics © June 2018

What Makes Jounce Different? Robust Translational Science Platform Diverse, Broad Pipeline • Engine to drive sustained discovery • JTX-2011 in Phase 2 biomarker driven adaptive • New targets & biomarkers linked to clinical trial in multiple tumor types tumor immune composition • Programs targeting multiple immune cell types Significant Strategic Collaboration Experienced Founders & Management Team • Strategic collaboration with co- • Founders with fundamental roles in the development and science of checkpoint therapy and IO biology co-commercialization • Management team with broad R&D and features commercial experience including leadership roles in 4 | Jounce Therapeutics © June 2018

Why Choose ICOS as a Target?

- ICOS: Inducible CO-Stimulator of T cells
  - Expression on T cells associated with favorable outcome with ipilimumab
  - Preclinical data show functional importance of host ICOS
  - Upregulated by variety of agents – ideal combination target



Pre-therapy
Post-therapy week 3
Post-therapy week 7
10 mg/kg
CD4
ICOS
3%
10%
40%



Ipilimumab-treated melanoma patients
% survival
Survival (months)
(n=60)
Median survival:
ICOS^hi = 20 months
ICOS^lo = 8.1 months



Melanoma bearing mice
Percent survival
Day
wt Untreated
wt Anti-CTLA-4 treated
ICOS-/- Untreated
ICOS-/- anti-CTLA-4 treated
ICOSL-/- Untreated
ICOSL-/- anti-CTLA-4 treated

- ICOS induced on peripheral CD4 (and CD8) T cells post-ipilimumab therapy
- Persistent upregulation on CD4 T cells associated with improved clinical outcomes
- Impaired tumor rejection in ICOS−/− and ICOSL−/− mice treated with anti–CTLA-4 therapy

Chen et al, PNAS (2009); Carthon et al, Clin Can Res (2010); Ng Tang et al, Canc Immunol Res (2013)
Fu et al. Cancer Res (2011)

5 | Jounce Therapeutics © June 2018

JTX-2011: Preclinical Rationale for ICOS Agonist IgG1 Antibody



Shifting the balance of T cells towards antitumor activity
APC
1st signal
TCR
ICOS
TCR
ICOS
↑ICOS
JTX-2011
↑IFN-γ
↑IFN-γ
NK cell
T regulatory cell
"Non-Primed"
T effector cell
"Primed"
T effector cell
Activation and proliferation of T effector cells
Selective reduction of intratumoral T regulatory cells

- Monotherapy efficacy in mouse tumors with high % ICOS expressing immune cells
- Enhanced efficacy in combination with PD-1 and CTLA-4 inhibitors
- Period of sustained target engagement required for preclinical antitumor efficacy
- Tumor-centric pharmacology with no reduction in peripheral immune cell subsets in mice

6 | Jounce Therapeutics © June 2018

Use of the Translational Science Platform in ICONIC Exploratory signatures 1 ICOS tumor protein 2 ICOS gene signature 3 4 ICOS specific blood cell (IHC) (qPCR) (Nanostring) staining (FACS) Utilized in ICONIC Phase 2 Ongoing exploratory evaluations trial enrollment in ICONIC trial Enrichment of high ICOS Evaluate patients that were enrolled expression patients 7 | Jounce Therapeutics © June 2018

ICONIC: Adaptive Study Design

Phase 1
All solid tumors, no enrichment for ICOS expression

JTX-2011
0.003-1.0 mg/kg
IV q3w

- Dose Escalation
- PK/PD Expansions

JTX-2011
0.01-0.3 mg/kg IV q3w
+ nivo 240 mg IV q3w

- Dose Escalation
- PK/PD Expansions

Phase 2 Triggered Upon:
Identification of safe dose where PK/PD predicts anticipated clinically effective dose

Phase 2
Enriched for pts with high ICOS expression

JTX-2011
0.3 mg/kg IV q3w

- NSCLC*
- HNSCC*
- Any solid tumor type
- Gastric*
- Additional tumor types based on emerging science

JTX-2011
0.3 mg/kg IV q3w
+ nivo 240 mg IV q3w

- NSCLC*
- HNSCC*
- TNBC
- Melanoma*
- Gastric*
- Additional tumor types based on emerging science

*Required to have failed PD-1 inhibitor in FDA-approved indications

Data cut-off April 4, 2018

8 | Jounce Therapeutics © June 2018

ICONIC: Demographics and Safety • Heavily pre-treated patients in Phase 1 and Phase 2 JTX-2011 JTX-2011 + nivo Parameter Phase 1 Phase 2 Phase 1 Phase 2 n 40 29 31 87 ECOG 0/1, n (%)/n (%) 8 (20%) / 32 (80%) 2 (7%) / 27 (93%) 8 (26%) / 22 (71%)* 25 (29%) / 60 (71%)* ≥3 Prior therapy for 32 (80%) 21 (72%) 23 (74%) 46 (54%)# metastatic disease, n (%) • JTX-2011 is safe and well-tolerated alone and in combination with nivo – Related Grade 3/4 AEs in Phase 2 ≤ 10% with JTX-2011 or JTX-2011 + nivo – Phase 1: DLTs on mechanism at 1.0 mg/kg JTX-2011 alone • Grade 3 AST/ALT, Grade 3 pleural effusion – Phase 2: Two possibly related Grade 5 AEs with JTX-2011 + nivo • Increased bilirubin, encephalopathy Safety population: all subjects who received at least one dose of JTX-2011 *ECOG status not available on all subjects #Prior therapy data not available on all subjects Data cut-off April 4, 2018 9 | Jounce Therapeutics © June 2018

ICONIC: Gastric Cancer Ph2 JTX-2011 (n= 8) 80 • Phase 2 Phase 2 Patient Characteristics 60 Monotherapy 40 20 Tumor type Gastric – PR ongoing in PD-1 0 inhibitor naïve -20 JTX-2011 patient 8.5+ months -40 JTX-2011 -60 + nivo (%) baselinefrom Change -80 n* 8 29 -100 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 Prior therapy for n=8 n=29 Weeks Since Treatment Initiation # metastatic disease, n (%) • Phase 1 Combination Ph2 JTX-2011 + nivo (n= 28) ≤1 2 (25%) 6 (21%) – PR ongoing in PD-1 80 2 1 (13%) 11 (38%) inhibitor naïve patient 60 3 5 (63%) 4 (14%) 11+ mths (JTX-2011 40 0.1 mg/kg)^ ≥4 0 8 (28%) 20 • Phase 2 Combination Prior IO, n# (%) 1 (13%) 6 (21%) 0 – PR ongoing in PD-1 -20 inhibitor naïve patient -40 Prior IO Refractory, n (%) 0 1 (3%) 4+ mths Change from baseline (%) baselinefrom Change -60 – Tumor reductions -80 54% D/C ≤ C3, 14% in C1 Brain mets, n* (%) 0 2 (7%) 29% (8), ORR 4% (1), DCR 36% (10) 0 3 6 9 12 15 18 21 24 27 30 Liver mets, n* (%) 6 (75%) 18 (62%) Weeks Since Treatment Initiation Ongoing PD-1 inhibitor naive *Safety population: all subjects who received at least one dose of JTX-2011 Off-treatment PD-1 inhibitor failure #Patients for whom prior therapy information is available ^not included in spider plot D/C = discontinued Data cut-off April 4, 2018 10 | Jounce Therapeutics © June 2018

ICONIC: TNBC • Phase 2 Combination Phase 2 Patient Characteristics – PR ongoing in PD-1 inhibitor naïve patient 4+ months Tumor type TNBC – Tumor reduction = 12% (2) JTX-2011 – ORR = 6% (1) + nivo – DCR = 18% (3) n* 19 Ph2 JTX-2011 + nivo (n= 17) Prior therapy for n=19 # metastatic disease, n (%) 80 ≤1 3 (16%) Ongoing PD-1 inhibitor naive 60 Off-treatment PD-1 inhibitor failure 2 5 (26%) 3 3 (16%) 40 ≥4 8 (42%) 20 Prior IO, n# (%) 1 (5%) 0 -20 Prior IO Refractory, n (%) 1 (5%) -40 Change frombaseline (%) -60 Brain mets, n* (%) 3 (16%) 82% D/C ≤ C3, 35% in C1 -80 Liver mets, n* (%) 10 (53%) 0 3 6 9 12 15 18 21 24 27 30 Weeks Since Treatment Initiation *Safety population: all subjects who received at least one dose of JTX-2011 #Patients for whom prior therapy information is available D/C = discontinued Data cut-off April 4, 2018 11 | Jounce Therapeutics © June 2018

ICONIC: HNSCC PD-1 Inhibitor Failures Phase 2 Patient Characteristics • Phase 2 Combination (PD-1 inhibitor failures) Tumor type HNSCC – Tumor reduction = 6% (1) JTX-2011 JTX-2011 – ORR = 0 + nivo – DCR = 13% (2) n* 4 23 Prior therapy for metastatic n=4 n=22 Ph2 JTX-2011 + nivo (n= 16) disease, n#(%) ≤1 0 2 (9%) 80 Ongoing PD-1 inhibitor naive Off-treatment PD-1 inhibitor failure 2 0 7 (32%) 60 3 1 (25%) 7 (32%) 40 ≥4 3 (75%) 6 (27%) 20 Prior IO, n# (%) 4 (100%) 22 (100%) 0 -20 Prior IO Refractory, n (%) 2 (50%) 12 (55%) -40 Change frombaseline (%) -60 Brain mets, n* (%) 1 (25%) 2 (9%) 88% D/C ≤ C3,19% in C1 -80 Liver mets, n* (%) 1 (25%) 5 (22%) 0 3 6 9 12 15 18 21 24 27 30 Weeks Since Treatment Initiation *Safety population: all subjects who received at least one dose of JTX-2011 #Patients for whom prior therapy information is available D/C = discontinued Data cut-off April 4, 2018 12 | Jounce Therapeutics © June 2018

ICONIC: NSCLC PD-1 Inhibitor Failures Phase 2 Patient Characteristics • Phase 2 Combination (PD-1 inhibitor failures) Tumor type NSCLC – Tumor reduction = 33% (4) JTX-2011 – ORR = 0 JTX-2011 + nivo – DCR = 58% (7) n* 5 13 Prior therapy for n=5 n=12 Ph2 JTX-2011 + nivo (n= 12) # metastatic disease, n (%) 80 Ongoing PD-1 inhibitor naive ≤1 0 1 (8%) Off-treatment 60 PD-1 inhibitor failure 2 2 (40%) 3 (25%) 3 3 (60%) 3 (25%) 40 ≥4 0 5 (42%) 20 Prior IO, n# (%) 5 (100%) 12 (100%) 0 -20 Prior IO Refractory, n (%) 2 (40%) 1 (8%) -40 Change frombaseline (%) -60 Brain mets, n* (%) 0 3 (23%) 67% D/C ≤ C3, 0 in C1 -80 Liver mets, n* (%) 1 (20%) 4 (31%) 0 3 6 9 12 15 18 21 24 27 30 Weeks Since Treatment Initiation *Safety population: all subjects who received at least one dose of JTX-2011 #Patients for whom prior therapy information is available D/C = discontinued Data cut-off April 4, 2018 13 | Jounce Therapeutics © June 2018

ICOS Expression in ICONIC Patient Tumor Samples

- Preliminary data suggests that relationship between archival and fresh pre-treatment biopsy ICOS scores may vary
  - May reflect the inducible nature of ICOS
  - May reflect differences in ICOS expression between primary tumor, nodal and visceral metastases

- On preliminary analysis of evaluable fresh pre-treatment biopsies, rates of disease control and tumor reduction appear higher in subjects with higher ICOS score

- Additional biomarker evaluation ongoing

Preliminary efficacy measure	All evaluable subjects with fresh tumor biopsies		
	All	ICOS High	ICOS Low
n	67	45	22
Response (n)	1	1	0
Disease control (n)	14	11	3
Tumor reductions (n)	9	7	2

Data cut-off April 4, 2018

14 | Jounce Therapeutics © June 2018

Tumor Reductions Associated with Emergence of ICOShi CD4+ T cell Population Emergence of ICOS high CD4+ T cell population JTX-2011 • Observed in 7/7 subjects with target PR* 1st signal • Not observed in 10/10 subjects with progressive ICOS TCR disease* ICOS ↑↑IFN-γ 100 N= 37 including subjects from mono and combo cohorts ↑ IFN-γ 80 “Primed” T effector cell 60 Emergent ICOS High Population Activation and proliferation of 40 No Emergence T effector cells 20 ICOS expression assessed in periphery 0 105 -20 Blood samples 4 -40 10 collected at Change from baseline (%) baseline from Change -60 3 multiple CD4 10 treatment -80 0 cycles -100 Limited longitudinal samples for some subjects -103 -103 0 103 104 105 ICOS *Best response observed for target lesion Data cut-off April 4, 2018 15 | Jounce Therapeutics © June 2018

JTX-2011 Monotherapy RECIST PR in Gastric Cancer Tumor reduction associated with emergence of ICOShi T cell population • 51yo female diagnosed with advanced gastric cancer June 2016 • 3 prior lines of therapy, IO naïve, fresh biopsy not evaluable • JTX-2011 therapy began May 2017; durable RECIST PR 8.5+ months (ongoing) Emergence of peripheral ICOShi CD4+ T cell population Cycle 3 Cycle 6 vs Cycle 3 Cycle 9 vs Cycle 3 Cycle 15 vs Cycle 3 5 5 5 10 10 10 105 4 4 4 10 10 10 104 3 3 3 3 CD4 10 10 10 10 0 0 0 0 3 3 3 -10 -10 -10 -103 3 3 4 5 3 3 4 5 3 3 4 5 -10 0 10 10 10 -10 0 10 10 10 -10 0 10 10 10 -103 0 103 104 105 ICOS Data cut-off April 4, 2018 16 | Jounce Therapeutics © June 2018

JTX-2011+ nivo RECIST PR in Gastric Cancer Tumor reduction associated with emergence of ICOShi T cell population Baseline (12.6cm) 5/23/2017 • 43yo female diagnosed with MSS gastric adenocarcinoma in Dec 2013 • 6 prior lines of therapy, IO naïve • JTX-2011 therapy (0.1mg/kg) + nivo (240mg q3w) began May 2017; durable RECIST PR 11+ months (ongoing) • ICOS target saturation sustained over 21 day dosing cycle Emergence of peripheral ICOShi CD4+ T cell population On-treatment (4.1cm) 4/2/2018 (15 cycles) Cycle 7 Cycle 9 vs Cycle 7 Cycle 10 vs Cycle 7 Cycle 12 vs Cycle 7 5 5 5 105 10 10 10 4 4 4 104 10 10 10 3 3 3 103 10 10 10 CD4 0 0 0 0 3 3 3 -103 -10 -10 -10 3 3 4 5 3 3 4 5 2 3 4 5 -103 0 103 104 105 -10 0 10 10 10 -10 0 10 10 10 10 10 10 10 ICOS Data cut-off April 4, 2018 17 | Jounce Therapeutics © June 2018

High Early Discontinuation Rates Supports Moving into Earlier Lines of Therapy 1.0 Censored • 65% discontinuation ≤ C3 0.9 JTX-2011 JTX-2011+nivo • 14.3% discontinuation after a 0.8 single dose 0.7 0.6 • High early discontinuation rate 0.5 in heavily pre-treated patients 0.4 Event Probability Event may confound evaluation of 0.3 efficacy in IO therapy* 0.2 • Time to response may be 0.1 longer with IO therapy 0.0 0 1 2 3 4 5 6 7 8 9 10 11 – JTX-2011 monotherapy PR Time (months) occurred after 6 cycles JTX-2011 69 59 44 12 5 3 3 3 3 1 1 0 JTX-2011 + nivo 118 99 67 35 20 11 8 3 1 1 1 0 *Alexander et al, NEJM 378:12; 1158-9, 2018 Data cut-off April 4, 2018 18 | Jounce Therapeutics © June 2018

Rationale for Combining with pembrolizumab • Pembro is approved in earlier lines of therapy in ICONIC tumor types • Pembro dosing schedule is compatible with JTX-2011 at q3w • 240mg q3w nivo dosing may not be optimal in ICONIC – ICONIC subjects nivo PK mean trough levels: • 2 weeks (C1D15): 18.3 mcg/mL – Consistent with published data for nivo 240mg Q2w (18.2 mcg/mL*) • 3 weeks (C1D22/C2D1): 14.6 mcg/mL – Trough levels may not have been ideal *Zhao et al. Annals of Onc (2017) 19 | Jounce Therapeutics © June 2018

Rationale for Combining with ipilimumab • Clinical and preclinical data suggest important role of ICOS in biology of CTLA-4 inhibitor therapy • Emergence of ICOShi CD4 T cells appears to associate with response in ICONIC trial Emergence of peripheral ICOShi CD4+ T cell population Cycle 3 Cycle 6 vs Cycle 3 Cycle 9 vs Cycle 3 Cycle 15 vs Cycle 3 5 5 5 10 10 10 105 4 4 4 10 10 10 104 3 3 3 3 CD4 10 10 10 10 0 0 0 0 3 3 3 -10 -10 -10 -103 3 3 4 5 3 3 4 5 3 3 4 5 -10 0 10 10 10 -10 0 10 10 10 -10 0 10 10 10 -103 0 103 104 105 ICOS • Jounce preclinical studies support studying the combination • JTX-2011 safety profile established in combination with a PD-1 inhibitor provides basis for combination with other agents 20 | Jounce Therapeutics © June 2018

Key Learnings and Next Steps Key Learnings Next Steps • Safe and well tolerated alone and in • Continue analysis of clinical and combination with nivo biomarker data • Signal of clinical activity associated with pharmacodynamic biomarker • Initiate new combination cohorts to • Monotherapy position us for further Phase 2 – Signal of clinical activity studies: • Combination with nivo – Responses and tumor reductions in heavily – Earlier lines of therapy pre-treated patients – New mechanism – Tumor reductions in PD-1 inhibitor failures • High early discontinuation rate • Provide updates as program • Nivo schedule may not be optimal progresses 21 | Jounce Therapeutics © June 2018

2018 Anticipated Milestones  Report JTX-2011 preliminary clinical efficacy results in Q2  Initiate new JTX-2011 combination (anti-CTLA-4)  Submit IND for JTX-4014 (anti-PD-1)  Advance next development candidate into IND enabling activities 22 | Jounce Therapeutics © June 2018

Jounce Immunotherapy Pipeline Program Target ID Discovery Preclinical Clinical Development JTX-2011 (ICOS) Multiple Solid Tumor Indications Multiple Indications in Phase 2 JTX-4014 (PD-1) Lead Macrophage Program Myeloid Enriched Solid Tumors Macrophage Targeting Multiple (Undisclosed) T Reg Multiple (Undisclosed) B Cells Multiple (Undisclosed) Stromal Targeting Multiple (Undisclosed) Named Celgene Option Celgene Target Pool Jounce owned 23 | Jounce Therapeutics © June 2018

Jounce Therapeutics 2018 American Society of Clinical Oncology Annual Meeting